Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Unaudited
(In millions)

	1Q17	2Q17	3Q17	4Q17	FY17		FY16
Reported Net Operating Revenues — Third Party
Europe, Middle East & Africa	$1,632	$2,037	$1,959	$1,704	$7,332		$7,014
Latin America	913	935	1,009	1,099	3,956		3,746
North America	1,653	2,326	2,348	2,469	8,796		6,587
Asia Pacific	1,078	1,384	1,345	960	4,767		4,788
Bottling Investments	3,813	2,975	2,369	1,222	10,379		19,601
Corporate	29	45	48	16	138		127
Consolidated	$9,118	$9,702	$9,078	$7,470	$35,368		$41,863

Reported Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$—	$—	$—	$42	$42		$264
Latin America	13	15	26	19	73		73
North America	764	577	433	180	1,954		3,738
Asia Pacific	130	123	87	69	409		506
Bottling Investments	23	23	23	12	81		134
Corporate	—	—	—	—	—		5
Eliminations	(930)	(738)	(569)	(280)	(2,517)		(4,720)
Consolidated	$—	$—	$—	$42	$42	[1]	$—

Reported Net Operating Revenues — Total
Europe, Middle East & Africa	$1,632	$2,037	$1,959	$1,746	$7,374		$7,278
Latin America	926	950	1,035	1,118	4,029		3,819
North America	2,417	2,903	2,781	2,649	10,750		10,325
Asia Pacific	1,208	1,507	1,432	1,029	5,176		5,294
Bottling Investments	3,836	2,998	2,392	1,234	10,460		19,735
Corporate	29	45	48	16	138		132
Eliminations	(930)	(738)	(569)	(280)	(2,517)		(4,720)
Consolidated	$9,118	$9,702	$9,078	$7,512	$35,410		$41,863

Comparable Net Operating Revenues — Total (Non-GAAP)
North America	$2,422	$2,906	$2,769	$2,643	$10,740		$10,307
Bottling Investments	$3,836	$2,998	$2,392	$1,234	$10,460		$19,735
Eliminations	$(930)	$(738)	$(569)	$(280)	$(2,517)		$(4,720)
Core Business	$6,223	$7,445	$7,233	$6,554	$27,455		$26,824

[1]	Intersegment revenues do not eliminate on a consolidated basis due to intercompany sales to our discontinued operations.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Unaudited
(In millions)

	1Q17	2Q17	3Q17	4Q17	FY17	FY16
Reported Operating Income (Loss)
Europe, Middle East & Africa	$860	$1,076	$932	$757	$3,625	$3,668
Latin America	505	559	563	591	2,218	1,953
North America	574	755	648	614	2,591	2,614
Asia Pacific	541	709	573	324	2,147	2,210
Bottling Investments	(89)	(651)	(46)	(176)	(962)	1
Corporate	(428)	(411)	(425)	(756)	(2,020)	(1,789)
Consolidated	$1,963	$2,037	$2,245	$1,354	$7,599	$8,657

Comparable Operating Income (Loss) (Non-GAAP)
Europe, Middle East & Africa	$862	$1,070	$938	$781	$3,651	$3,700
Latin America	505	560	565	595	2,225	2,027
North America	599	799	701	719	2,818	2,701
Asia Pacific	542	711	574	330	2,157	2,211
Bottling Investments	48	88	12	(11)	137	631
Corporate	(304)	(329)	(347)	(468)	(1,448)	(1,420)
Consolidated	$2,252	$2,899	$2,443	$1,946	$9,540	$9,850

Reported Income (Loss) from Continuing Operations Before Income Taxes
Europe, Middle East & Africa	$885	$1,111	$962	$748	$3,706	$3,749
Latin America	507	559	561	584	2,211	1,966
North America	477	659	585	599	2,320	2,592
Asia Pacific	549	716	588	326	2,179	2,238
Bottling Investments	(546)	(519)	(675)	(618)	(2,358)	(1,955)
Corporate	(365)	98	(347)	(702)	(1,316)	(454)
Consolidated	$1,507	$2,624	$1,674	$937	$6,742	$8,136

Comparable Income (Loss) from Continuing Operations Before Income Taxes (Non-GAAP)
North America	$609	$811	$710	$732	$2,862	$2,711
Bottling Investments	$158	$394	$325	$213	$1,090	$1,322

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. We believe these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company's performance. Disclosing these non-GAAP financial measures allows investors and Company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.
ITEMS IMPACTING COMPARABILITY
The following information is provided to give qualitative and quantitative information related to items impacting comparability. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as "items impacting comparability" based on how management views our business; makes financial, operating, compensation and planning decisions; and evaluates the Company's ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as pertaining to different and unrelated underlying activities or events across comparable periods, are generally considered "items impacting comparability". Items impacting comparability include asset impairments and restructuring charges, charges related to our productivity and reinvestment initiatives, and transaction gains/losses, in each case when exceeding a U.S. dollar threshold. Also included are timing differences related to our economic (nondesignated) hedging activities and our proportionate share of similar items incurred by our equity method investees, regardless of size.
Productivity and Reinvestment
During the periods presented, the Company incurred costs related to our productivity and reinvestment initiatives. These initiatives are focused on four key areas: restructuring the Company's global supply chain; implementing zero-based work, an evolution of zero-based budget principles across the organization; streamlining and simplifying the Company's operating model; and further driving increased discipline and efficiency in direct marketing investments. The savings realized from the program will enable the Company to fund marketing initiatives and innovation required to deliver sustainable net revenue growth. The savings will also support margin expansion and increased returns on invested capital over time.
Equity Investees
During the periods presented, the Company recognized its proportionate share of significant operating and nonoperating items recorded by certain of our equity method investees.
Economic (Nondesignated) Hedges
The Company uses derivatives as economic hedges primarily to mitigate the foreign exchange risk for certain currencies, price risk associated with the purchase of materials used in the manufacturing process as well as the purchase of vehicle fuel. Although these derivatives were not designated and/or did not qualify for hedge accounting, they are effective economic hedges. The changes in fair values of these economic hedges are immediately recognized into earnings. The Company excludes the net impact of mark-to-market adjustments for outstanding hedges and realized gains/losses for settled hedges from our non-GAAP financial information until the period in which the underlying exposure being hedged impacts our condensed consolidated statement of income. We believe this adjustment provides meaningful information related to the impact of our economic hedging activities.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Three Months Ended March 31, 2017
North America
Reported (GAAP)	$2,417
Items Impacting Comparability:
Other Items[1]	5
Comparable (Non-GAAP)	$2,422

Core Business Revenues (Non-GAAP): [2]

Three Months Ended March 31, 2017
Reported (GAAP) Net Operating Revenues	$9,118
Bottling Investments Net Operating Revenues	(3,836)
Consolidated Eliminations	930
Intersegment Core Net Operating Revenue Eliminations	(3)
Core Business Revenues (Non-GAAP)	6,209
Items Impacting Comparability:
Other Items[3]	14
Comparable Core Business Revenues (Non-GAAP)	$6,223

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $3 million during the three months ended March 31, 2017.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP core business revenues.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Three Months Ended March 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$860	$505	$574	$541	$(89)	$(428)	$1,963
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	—	—	—	84	—	84
Productivity & Reinvestment	2	—	35	1	14	87	139
Transaction Gains/Losses[2,3]	—	—	—	—	42	2	44
Other Items[4,5,6]	—	—	(10)	—	(3)	35	22
Comparable (Non-GAAP)	$862	$505	$599	$542	$48	$(304)	$2,252

[1]
The Company recorded a charge of $84 million related to the impairment of Coca-Cola Refreshments ("CCR") goodwill that is recorded in our Bottling Investments operating segment, primarily as a result of current quarter refranchising activities in North America and management's view of the proceeds that are expected to be received for the remaining bottling territories upon their refranchising. This charge was determined by comparing the fair value of the reporting unit to its carrying value.

[2]
The Company recorded charges of $42 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. These charges were recorded in the Bottling Investments operating segment.

[3]	The Company recorded charges of $2 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in the Corporate operating segment.

[4]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

[5]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the Bottling Investments operating segment.

[6]
The Company recorded impairment charges of $20 million related to Venezuelan intangible assets as a result of weaker sales resulting from continued political instability. These charges were determined by comparing the fair value of the assets, derived using discounted cash flow analyses, to the respective carrying values. The Company recorded other charges of $6 million related to tax litigation expense. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Three Months Ended March 31, 2017
	North America	Bottling Investments
Reported (GAAP)	$477	$(546)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	84
Productivity & Reinvestment	35	14
Equity Investees	—	53
Transaction Gains/Losses[2,3]	107	556
Other Items[4,5]	(10)	(3)
Comparable (Non-GAAP)	$609	$158

[1]
The Company recorded a charge of $84 million related to the impairment of CCR goodwill that is recorded in our Bottling Investments operating segment, primarily as a result of current quarter refranchising activities in North America and management's view of the proceeds that are expected to be received for the remaining bottling territories upon their refranchising. This charge was determined by comparing the fair value of the reporting unit to its carrying value.

[2]
The Company incurred charges of $106 million primarily related to payments made to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[3]
The Company incurred losses of $497 million due to the refranchising of certain bottling territories in North America. These losses primarily related to the derecognition of the intangible assets transferred or reclassified as held for sale. The Company also recorded charges of $60 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. These losses and charges were recorded in the Bottling Investments operating segment.

[4]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the North America operating segment.

[5]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Three Months Ended June 30, 2017
North America
Reported (GAAP)	$2,903
Items Impacting Comparability:
Other Items[1]	3
Comparable (Non-GAAP)	$2,906

Core Business Revenues (Non-GAAP): [2]

Three Months Ended June 30, 2017
Reported (GAAP) Net Operating Revenues	$9,702
Bottling Investments Net Operating Revenues	(2,998)
Consolidated Eliminations	738
Intersegment Core Net Operating Revenue Eliminations	(4)
Core Business Revenues (Non-GAAP)	7,438
Items Impacting Comparability:
Other Items[3]	7
Comparable Core Business Revenues (Non-GAAP)	$7,445

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $4 million during the three months ended June 30, 2017.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP core business revenues.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Three Months Ended June 30, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,076	$559	$755	$709	$(651)	$(411)	$2,037
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	—	—	—	653	—	653
Productivity & Reinvestment	(6)	1	49	2	10	31	87
Transaction Gains/Losses[2,3]	—	—	—	—	46	5	51
Other Items[4,5,6]	—	—	(5)	—	30	46	71
Comparable (Non-GAAP)	$1,070	$560	$799	$711	$88	$(329)	$2,899

[1]
The Company recorded charges of $653 million related to the impairment of CCR assets that are recorded in our Bottling Investments operating segment, primarily as a result of current year refranchising activities in North America and management's view of the proceeds that are expected to be received for the remaining bottling territories upon their refranchising. These charges were determined by comparing the fair value of the assets to their carrying values.

[2]
The Company recorded charges of $47 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. These charges were recorded in the Bottling Investments operating segment.

[3]	The Company recorded charges of $4 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in the Corporate operating segment.

[4]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

[5]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP operating income for the Bottling Investments operating segment.

[6]
The Company recorded other charges of $19 million related to tax litigation expense. The Company recorded impairment charges of $14 million related to Venezuelan intangible assets as a result of weaker sales and volatility of foreign currency exchange rates resulting from continued political instability. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Three Months Ended June 30, 2017
	North America	Bottling Investments
Reported (GAAP)	$659	$(519)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	653
Productivity & Reinvestment	49	10
Equity Investees	—	(38)
Transaction Gains/Losses[2,3]	108	258
Other Items[4,5]	(5)	30
Comparable (Non-GAAP)	$811	$394

[1]
The Company recorded charges of $653 million related to the impairment of CCR assets that are recorded in our Bottling Investments operating segment, primarily as a result of current year refranchising activities in North America and management's view of the proceeds that are expected to be received for the remaining bottling territories upon their refranchising. These charges were determined by comparing the fair value of the assets to their carrying values.

[2]
The Company recorded charges of $109 million primarily related to payments made to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[3]
The Company recorded charges of $44 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. The Company also recorded net charges of $214 million primarily due to the derecognition of the intangible assets transferred or reclassified as held for sale as a result of the refranchising of certain bottling territories in North America. These charges were recorded in the Bottling Investments operating segment.

[4]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the North America operating segment.

[5]
The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP income from continuing operations before income taxes for the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Three Months Ended September 29, 2017
North America
Reported (GAAP)	$2,781
Items Impacting Comparability:
Other Items[1]	(12)
Comparable (Non-GAAP)	$2,769

Core Business Revenues (Non-GAAP): [2]

Three Months Ended September 29, 2017
Reported (GAAP) Net Operating Revenues	$9,078
Bottling Investments Net Operating Revenues	(2,392)
Consolidated Eliminations	569
Intersegment Core Net Operating Revenue Eliminations	(7)
Core Business Revenues (Non-GAAP)	7,248
Items Impacting Comparability:
Other Items[3]	(15)
Comparable Core Business Revenues (Non-GAAP)	$7,233

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $7 million during the three months ended September 29, 2017.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP core business revenues.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Three Months Ended September 29, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$932	$563	$648	$573	$(46)	$(425)	$2,245
Items Impacting Comparability:
Productivity & Reinvestment	6	2	47	1	15	58	129
Transaction Gains/Losses[1]	—	—	—	—	47	—	47
Other Items[2,3,4]	—	—	6	—	(4)	20	22
Comparable (Non-GAAP)	$938	$565	$701	$574	$12	$(347)	$2,443

[1]
The Company recorded charges of $47 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. These charges were recorded in the Bottling Investments operating segment.

[2]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP operating income for the North America operating segment.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the Bottling Investments operating segment.

[4]
The Company recorded other charges of $18 million related to tax litigation expense. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Three Months Ended September 29, 2017
	North America	Bottling Investments
Reported (GAAP)	$585	$(675)
Items Impacting Comparability:
Productivity & Reinvestment	47	15
Equity Investees	—	14
Transaction Gains/Losses[1,2]	72	975
Other Items[3,4]	6	(4)
Comparable (Non-GAAP)	$710	$325

[1]
The Company recorded charges of $72 million primarily related to payments made to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[2]
The Company recorded charges of $213 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, pension settlement charges and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. The Company also recorded net charges of $762 million primarily due to the derecognition of the intangible assets transferred or reclassified as held for sale as a result of the refranchising of certain bottling territories in North America. These charges were recorded in the Bottling Investments operating segment

[3]
The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP income from continuing operations before income taxes for the North America operating segment.

[4]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Three Months Ended December 31, 2017
North America
Reported (GAAP)	$2,649
Items Impacting Comparability:
Other Items[1]	(6)
Comparable (Non-GAAP)	$2,643

Core Business Revenues (Non-GAAP): [2]

Three Months Ended December 31, 2017
Reported (GAAP) Net Operating Revenues	$7,512
Bottling Investments Net Operating Revenues	(1,234)
Consolidated Eliminations	280
Intersegment Core Net Operating Revenue Eliminations	(4)
Core Business Revenues (Non-GAAP)	6,554
Items Impacting Comparability:
Other Items	—
Comparable Core Business Revenues (Non-GAAP)	$6,554

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $4 million during the three months ended December 31, 2017.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Three Months Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$757	$591	$614	$324	$(176)	$(756)	$1,354
Items Impacting Comparability:
Productivity & Reinvestment	24	4	110	6	18	17	179
Transaction Gains/Losses[1,2]	—	—	—	—	146	14	160
Other Items[3,4]	—	—	(5)	—	1	257	253
Comparable (Non-GAAP)	$781	$595	$719	$330	$(11)	$(468)	$1,946

[1]
The Company recorded charges of $147 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling systems. These charges were recorded in the Bottling Investments operating segment.

[2]	The Company recorded charges of $13 million for noncapitalizable transaction costs associated with pending and closed transactions. These charges were recorded in the Corporate operating segment.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

[4]
The Company recorded a charge of $225 million due to contributions the Company made to The Coca-Cola Foundation. The Company recorded other charges of $24 million related to tax litigation expense. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Three Months Ended December 31, 2017
	North America	Bottling Investments
Reported (GAAP)	$599	$(618)
Items Impacting Comparability:
Productivity & Reinvestment	110	18
Equity Investees	2	41
Transaction Gains/Losses[1,2]	26	771
Other Items[3]	(5)	1
Comparable (Non-GAAP)	$732	$213

[1]
The Company recorded charges of $26 million primarily related to payments made to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[2]
The Company recorded charges of $105 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, pension settlement charges and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling systems. The Company also recorded net charges of $667 million primarily due to the derecognition of the intangible assets transferred or reclassified as held for sale as a result of the refranchising of certain bottling territories in North America. These charges were recorded in the Bottling Investments operating segment.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Year Ended December 31, 2017
North America
Reported (GAAP)	$10,750
Items Impacting Comparability:
Other Items[1]	(10)
Comparable (Non-GAAP)	$10,740

Core Business Revenues (Non-GAAP): [2]

Year Ended December 31, 2017
Reported (GAAP) Net Operating Revenues	$35,410
Bottling Investments Net Operating Revenues	(10,460)
Consolidated Eliminations	2,517
Intersegment Core Net Operating Revenue Eliminations	(18)
Core Business Revenues (Non-GAAP)	27,449
Items Impacting Comparability:
Other Items[3]	6
Comparable Core Business Revenues (Non-GAAP)	$27,455

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $18 million during the year ended December 31, 2017.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP core business revenues.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Year Ended December 31, 2017
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$3,625	$2,218	$2,591	$2,147	$(962)	$(2,020)	$7,599
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	—	—	—	737	—	737
Productivity & Reinvestment	26	7	241	10	57	193	534
Transaction Gains/Losses[2,3]	—	—	—	—	281	21	302
Other Items[4,5,6]	—	—	(14)	—	24	358	368
Comparable (Non-GAAP)	$3,651	$2,225	$2,818	$2,157	$137	$(1,448)	$9,540

[1]
The Company recorded charges of $737 million related to the impairment of CCR assets that are recorded in our Bottling Investments operating segment, primarily as a result of current year refranchising activities in North America and management's view of the proceeds that were expected to be received for the remaining bottling territories upon their refranchising. These charges were determined by comparing the fair value of the assets to their carrying values.

[2]
The Company recorded charges of $283 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our North America bottling system. These charges were recorded in the Bottling Investments operating segment.

[3]	The Company recorded charges of $19 million for noncapitalizable transaction costs associated with pending and closed transactions.

[4]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

[5]	The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP operating income for the Bottling Investments operating segment.

[6]
The Company recorded a charge of $225 million due to contributions the Company made to The Coca-Cola Foundation. The Company recorded other charges of $67 million related to tax litigation expense. The Company recorded impairment charges of $34 million related to Venezuelan intangible assets as a result of weaker sales and volatility of foreign currency exchange rates resulting from continued political instability. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Year Ended December 31, 2017
	North America	Bottling Investments
Reported (GAAP)	$2,320	$(2,358)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	737
Productivity & Reinvestment	241	57
Equity Investees	2	70
Transaction Gains/Losses[2,3]	313	2,560
Other Items[4,5]	(14)	24
Comparable (Non-GAAP)	$2,862	$1,090

[1]
The Company recorded charges of $737 million related to the impairment of CCR assets that are recorded in our Bottling Investments operating segment, primarily as a result of current year refranchising activities in North America and management's view of the proceeds that were expected to be received for the remaining bottling territories upon their refranchising.

[2]
The Company recorded charges of $313 million primarily related to payments made to certain of our unconsolidated bottling partners in North America in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[3]
The Company recorded charges of $422 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, pension settlement charges and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling systems. The Company also recorded net charges of $2,140 million primarily due to the derecognition of the intangible assets transferred or reclassified as held for sale as a result of the refranchising of certain bottling territories in North America. These charges were recorded in the Bottling Investments operating segment.

[4]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the North America operating segment.

[5]
The impact of the Company's adjustment related to our economic hedging activities resulted in an increase to our non-GAAP income from continuing operations before income taxes for the Bottling Investments operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Net Operating Revenues by Operating Segment:

Year Ended December 31, 2016
North America
Reported (GAAP)	$10,325
Items Impacting Comparability:
Other Items[1]	(18)
Comparable (Non-GAAP)	$10,307

Core Business Revenues (Non-GAAP): [2]

Year Ended December 31, 2016
Reported (GAAP) Net Operating Revenues	$41,863
Bottling Investments Net Operating Revenues	(19,735)
Consolidated Eliminations	4,720
Intersegment Core Net Operating Revenue Eliminations	(15)
Core Business Revenues (Non-GAAP)	26,833
Items Impacting Comparability:
Other Items[3]	(9)
Comparable Core Business Revenues (Non-GAAP)	$26,824

[1]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP net operating revenues.

[2]
Core business revenues included the net operating revenues from the Europe, Middle East and Africa, Latin America, North America, Asia Pacific and Corporate operating segments offset by intersegment revenue eliminations of $15 million during the year ended December 31, 2016.

[3]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP core business revenues.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Operating Income (Loss) by Operating Segment:

	Year Ended December 31, 2016
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$3,668	$1,953	$2,614	$2,210	$1	$(1,789)	$8,657
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	—	—	—	393	—	393
Productivity & Reinvestment	32	(2)	134	1	82	105	352
Transaction Gains/Losses[2,3]	—	—	—	—	285	32	317
Other Items[4,5,6,7]	—	76	(47)	—	(130)	232	131
Comparable (Non-GAAP)	$3,700	$2,027	$2,701	$2,211	$631	$(1,420)	$9,850

[1]
The Company recorded charges of $153 million related to certain intangible assets. These charges included $143 million related to the impairment of certain U.S. bottlers' franchise rights recorded in our Bottling Investments operating segment. This charge was related to a number of factors, primarily as a result of lower operating performance compared to previously modeled results as well as a revision in management's view of the proceeds that may be ultimately received upon refranchising the territory. The remaining charge of $10 million was related to an impairment of goodwill recorded in our Bottling Investments operating segment. This charge was primarily the result of management's revised outlook on market conditions. The Company recorded charges of $240 million related to the integration of our German bottling operations, which were deconsolidated in May 2016. All charges were recorded in the Bottling Investments operating segment.

[2]
The Company recorded charges of $277 million, related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling systems. The Company also recorded charges of $9 million for noncapitalizable transaction costs related to the deconsolidation of our German bottling operations.

[3]	The Company recorded charges of $32 million for noncapitalizable transaction costs associated with pending and closed transactions.

[4]
The Company recorded a charge of $76 million due to the write-down related to receivables from our bottling partner in Venezuela as a result of the continued lack of liquidity and our revised assessment of the U.S. dollar value we expect to realize upon the conversion of the Venezuelan bolivar into U.S. dollars by our bottling partner to pay our receivables. This charge was recorded in the Latin America operating segment.

[5]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the North America operating segment.

[6]	The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP operating income for the Bottling Investments operating segment.

[7]
The Company recorded a charge of $200 million due to contributions the Company made to The Coca-Cola Foundation. The Company recorded other charges of $31 million related to tax litigation expense. These charges were recorded in the Corporate operating segment. In addition, the impact of the Company's adjustment related to our economic hedging activities resulted in a increase to our non-GAAP operating loss for the Corporate operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data and Reclassified Data within Statements of Income
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Income (Loss) from Continuing Operations Before Income Taxes by Operating Segment:

	Year Ended December 31, 2016
	North America	Bottling Investments
Reported (GAAP)	$2,592	$(1,955)
Items Impacting Comparability:
Asset Impairments/Restructuring[1]	—	393
Productivity & Reinvestment	134	82
Equity Investees	—	52
Transaction Gains/Losses[2,3]	32	2,879
Other Items[4,5]	(47)	(129)
Comparable (Non-GAAP)	$2,711	$1,322

[1]
The Company recorded charges of $153 million related to certain intangible assets. These charges included $143 million related to the impairment of certain U.S. bottlers' franchise rights recorded in our Bottling Investments operating segment. This charge was related to a number of factors, primarily as a result of lower operating performance compared to previously modeled results as well as a revision in management's view of the proceeds that may be ultimately received upon refranchising the territory. The remaining charge of $10 million was related to an impairment of goodwill recorded in our Bottling Investments operating segment. This charge was primarily the result of management's revised outlook on market conditions. The Company recorded charges of $240 million related to the integration of our German bottling operations, which were deconsolidated in May 2016. All charges were recorded in the Bottling Investments operating segment.

[2]
The Company recorded charges of $31 million related to payments made to certain of our unconsolidated North America bottling partners in order to convert their bottling agreements to a comprehensive beverage agreement with additional requirements. These charges were recorded in the North America operating segment.

[3]
The Company recorded charges of $2,456 million primarily due to the derecognition of the intangible assets transferred or reclassified as held for sale as a result of the refranchising of certain bottling territories in North America. The Company also recorded charges of $415 million primarily related to costs incurred to refranchise certain of our bottling operations. These costs include, among other items, internal and external costs for individuals directly working on the refranchising efforts, severance, pension settlement charges and costs associated with the implementation of information technology systems to facilitate consistent data standards and availability throughout our bottling systems. Additionally, the Company recorded charges of $9 million for noncapitalizable transaction costs related to the deconsolidation of our German bottling operations. All charges were recorded in the Bottling Investments operating segment.

[4]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the North America operating segment.

[5]
The impact of the Company's adjustment related to our economic hedging activities resulted in a decrease to our non-GAAP income from continuing operations before income taxes for the Bottling Investments operating segment.